Oppenheimer
       Capital
       Appreciation Fund


                                     ANNUAL
                                     REPORT

                                 AUGUST 31, 2002


Fund Highlights
Performance Update
Investment Strategy Discussion
Listing of Individual Investments

"WHILE THE ECONOMIC RECOVERY HAS NO DOUBT OCCURRED IN FITS AND STARTS, WE CONTINUE TO BELIEVE THAT THE WORST OF THE DOWNTURN IS BEHIND US, AND LOOK FOR MODERATE GROWTH AND A COMMENSURATELY RESPONSIVE MARKET AHEAD."

[LOGO OMITTED]
OPPENHEIMER FUNDS(R)
THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
    CONTENTS

 1  Letter to Shareholders

 3  Interview
    with your Fund's
    Manager

 7  Fund Performance

12  FINANCIAL
    STATEMENTS

33  INDEPENDENT
    AUDITORS' REPORT

34  Federal Income Tax
    Information

35  Trustees and Officers

40  Privacy Policy Notice

 FUND OBJECTIVE
 Oppenheimer Capital Appreciation Fund seeks capital appreciation.

 FUND HIGHLIGHT
 According to Lipper, Inc., a leading mutual fund tracking company, the Fund's Class A shares ranked 34 of 237, 28 of 169 and 8 of 48 of mid-cap core funds, respectively, for the three-, five- and ten-year periods ended August 31, 2002.(1)

------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 8/31/02

          Without      With
          Sales Chg.   Sales Chg.
------------------------------------
Class A   -23.48%      -27.89%
------------------------------------
Class B   -24.07       -27.77
------------------------------------
Class C   -24.01       -24.75
------------------------------------
Class N   -23.67       -24.41
------------------------------------
Class Y   -23.23
------------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's one year ranking for the period ended 8/31/02 was 168 of 422. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.

   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.

   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.

   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual

[GRAPHIC OMITTED]
JOHN V. MURPHY
President
Oppenheimer
Capital Appreciation Fund


                                         1 OPPENHEIMER CAPITAL APPRECIATION FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.

   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.

   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,

/S/ JOHN V. MURPHY

John V. Murphy
September 23, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

                                         2 OPPENHEIMER CAPITAL APPRECIATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------
Q

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 2002?

A. We are somewhat disappointed with the Fund's performance, which has suffered along with the overall market. Though our thesis for a gradually improving economy has proved mostly accurate, the stock market has not responded in a typical recovery manner. While the economic recovery has no doubt occurred in fits and starts, we continue to believe that the worst of the downturn is behind us, and look for moderate growth and a commensurately responsive market ahead. We remain confident that our disciplined, growth-at-a-reasonable-price investment strategy will continue to deliver the long-term results our investors have come to expect.

WHAT MADE THIS SUCH A DIFFICULT PERIOD?

The market experienced a series of shocks that exacerbated the impact of an economic downturn that began in mid-2000. The terrorist attacks on the United States and subsequent war on terrorism raised a host of uncertainties regarding global political stability and international trade. Accounting irregularities surfaced at several well-known companies, causing some to file for bankruptcy and raising broader concerns regarding the integrity of corporate governance and reporting procedures.

     These developments resulted, we believe, in the stock market "disconnecting" from the generally improving economy. In addition, persistently weak levels of corporate capital spending continued (as corporate profits had not yet shown a sustainable turn) resulting in a slower pace of recovery than most forecast. Slower than expected growth further undermined investor confidence, creating high levels of volatility and driving stock prices lower in a wide range of industry sectors. Although growth-oriented areas, such as technology, were hardest hit by these conditions, certain traditionally defensive areas, such as cable operators and pharmaceutical companies, declined along with the rest of the market.

PORTFOLIO MANAGER
Jane Putnam

                                         3 OPPENHEIMER CAPITAL APPRECIATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

Our investment strategy remained consistently focused on seeking individual stocks that offered attractive growth potential at a reasonable price. However, disappointing stock performance in a variety of industry areas undermined the Fund's returns during the period. We attribute some of this underperformance to our focus on companies we believe are true long-term growth companies, rather than companies that gained short term favor among growth investors for exhibiting short-term relative growth or short-term cyclical growth--for example, tobacco and timber stocks, respectively. In many other instances, the Fund suffered disappointments related to clearly identifiable industry-wide problems. For example, our media and advertising holdings, such as Clear Channel Communications, Inc. and Viacom, Inc., were hurt by a sharp downturn in advertising in the wake of September 11, 2001, while holdings of retail company stocks sagged during the second half of the period in response to weakening consumer spending. In other areas, stock prices fluctuated for less apparent reasons. For example, cable company holdings, such as Comcast Corp., declined despite strong fundamentals, as did some of the Fund's healthcare investments.

   On a more positive note, the Fund achieved above-average returns among financials, one of the market's better-performing groups. Strong performance from individual holdings, such as Bank of America Corp. and Freddie Mac, drove the Fund's performance in this key area. The performance of individual holdings bolstered performance in a variety of other areas as well. For example, despite declines among major pharmaceutical companies, the Fund benefited from its significant position in Johnson & Johnson, which bucked the industry trend. Similarly, despite sharp declines in the technology area, Microsoft Corp.--one of the Fund's largest holdings through most of the period--delivered much better-than-average performance. Such results illustrated the increasing importance of

WE REMAIN CONFIDENT THAT OUR DISCIPLINED, GROWTH-AT-A-REASONABLE-PRICE INVESTMENT STRATEGY WILL CONTINUE TO DELIVER THE LONG-TERM RESULTS OUR INVESTORS HAVE COME TO EXPECT.

                                         4 OPPENHEIMER CAPITAL APPRECIATION FUND
good individual stock selections in a volatile market that lacked clear sector leadership.

WHAT IS YOUR OUTLOOK OVER THE COMING MONTHS?

Few diversified investment strategies have proved effective in today's challenging climate. However, we believe these challenges have produced a healthier long-term market environment by reducing the speculation associated with the technology bubble of the 1990's, and by leading to more conservative rules and practices regarding corporate accounting. These changes have set the stage for a potential return of investor confidence in response to gradually improving economic fundamentals.

   We are cautiously optimistic with regard to the market's near-to-mid-term prospects. Stock prices appear to fully reflect current uncertainties regarding the pace of recovery, accounting scandals and the war on terrorism. Corporate revenues and earnings are showing signs of mild increases, setting the stage of future increases in capital spending that are necessary to power a more vigorous recovery.

   In this environment, we believe that individual stock selections are likely to play a central role in determining overall investment performance. Accordingly, we remain as committed as ever to building the Fund's portfolio one stock and one investment at a time. In particular, we have found a relatively large number of attractive investment opportunities among technology, media, financial and other stocks we believe are particularly well positioned to benefit from an improving economy. We continue to balance these holdings with significant positions in reasonably priced stocks that we believe offer reasonably good prospects for earnings and revenue growth

---------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE
For the Periods Ended 9/30/02(1)

Class A
1-Year  5-Year 10-Year
---------------------------------------
-25.48% -0.63%  9.76%

Class B        Since
1-Year  5-Year Inception
---------------------------------------
-25.35% -0.50%  7.47%

Class C        Since
1-Year  5-Year Inception
---------------------------------------
-22.24% -0.21%  9.13%

Class N        Since
1-Year  5-Year Inception
---------------------------------------
-21.85% N/A   -25.54%

Class Y        Since
1-Year  5-Year Inception
---------------------------------------
-20.67% N/A     1.07%
---------------------------------------

1. See Notes on page 11 for further details.


                                         5 OPPENHEIMER CAPITAL APPRECIATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

while providing a measure of protection from unexpected market downturns. We also strive to control risk by avoiding exposure to speculative stocks with high price/earnings ratios, and by maintaining a broadly diversified portfolio that is not overly concentrated in any individual stocks or industry sectors.

     Our disciplined approach to investment and risk control continue to make Oppenheimer Capital Appreciation Fund an important part of THE RIGHT WAY TO INVEST.

SECTOR ALLOCATION(2)

[GRAPHIC OMITTED]

o  Consumer Discretionary   28.1%
    Media                   16.8
    Hotels
    Restaurants
    & Leisure                3.9
    Multiline
    Retail                   3.6
    Specialty
    Retail                   1.5
    Automobiles              0.8
    Leisure
    Equipment
    & Products               0.6
    Household
    Durables                 0.5
    Textiles &
    Apparel                  0.3
    Internet &
    Catalog Retail           0.1
o Information Technology    16.7
o Financials                16.7
o Health Care               10.7
o Consumer
  Staples                    7.7
o Energy                     7.3
o Industrials                6.5
o Materials                  3.2
o Utilities                  2.4
o Telecom-
  munications
  Services                   0.7

TOP TEN COMMON STOCK HOLDINGS(3)
--------------------------------------------------------------------------------
Microsoft Corp.                                          3.4%
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                      3.3
--------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                             2.9
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                2.2
--------------------------------------------------------------------------------
Citigroup, Inc.                                          2.1
--------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                             2.0
--------------------------------------------------------------------------------
Pfizer, Inc.                                             1.8
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                        1.8
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                    1.7
--------------------------------------------------------------------------------
PepsiCo, Inc.                                            1.5

TOP FIVE COMMON STOCK INDUSTRIES(3)
--------------------------------------------------------------------------------
Media                                                   14.8%
--------------------------------------------------------------------------------
Diversified Financials                                   9.4
--------------------------------------------------------------------------------
Software                                                 5.8
--------------------------------------------------------------------------------
Oil & Gas                                                4.9
--------------------------------------------------------------------------------
Semiconductor Equipment & Products                       4.5

2. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on total market value of common stock holdings.

3. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on net assets.

                                         6 OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the one-year period that ended August 31, 2002, Oppenheimer Capital Appreciation Fund suffered from weakness in the U.S. economy and markets, producing slightly weaker performance than its benchmark and the majority of its peers. We attribute the Fund's below-average performance to disappointing results from some of the industries in which we found the greatest number of attractive investment opportunities, including retail, cable and media and advertising. The Fund compensated for these setbacks in part with above-average performance among its financial sector holdings, and strong performance from a disparate group of individual stocks such as Microsoft Corp. and Johnson & Johnson. The Fund's portfolio and our management strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 2002: in the case of Class A shares, performance is measured over a ten year period; in the case of Class B shares, from the inception of the Class on November 1, 1995, in the case of Class C shares, from the inception of the Class on December 1, 1993, and in the case of Class Y shares, from the inception of the Class on November 3, 1997. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestment of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.

                                         7 OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                Oppenheimer Capital     S&P 500
                 Appreciation Fund       Index
                     (Class A)

12/31/1992              9,425            10,000
03/31/1993              9,399            10,436
06/30/1993              9,358            10,486
09/30/1993              9,574            10,757
12/31/1993              9,795            11,006
03/31/1994              9,540            10,589
06/30/1994              9,277            10,633
09/30/1994              9,818            11,152
12/31/1994              9,840            11,150
03/31/1995             10,727            12,235
06/30/1995             11,987            13,401
09/30/1995             13,035            14,465
12/31/1995             13,269            15,335
03/31/1996             14,221            16,158
06/30/1996             14,952            16,883
08/31/1996(1)          14,898            16,478
11/30/1996             17,229            19,235
02/28/1997             17,613            20,189
05/31/1997             18,957            21,770
08/31/1997             20,935            23,172
11/30/1997             21,385            24,718
02/28/1998             23,215            27,252
05/31/1998             23,906            28,443
08/31/1998             20,085            25,054
11/30/1998             24,308            30,572
02/28/1999             27,221            32,637
05/31/1999             28,763            34,425
08/31/1999             29,597            35,027
11/30/1999             32,845            36,959
02/29/2000             40,520            36,464
05/31/2000             39,723            38,029
08/31/2000             43,806            40,739
11/30/2000             36,127            35,398
02/28/2001             35,639            33,476
05/31/2001             36,526            34,018
08/31/2001             32,250            30,808
11/30/2001             32,093            31,074
02/28/2002             30,107            30,294
05/31/2002             29,296            29,311
08/31/2002             24,677            25,267


AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/02(2)
1-YEAR -27.89%   5-YEAR 2.13%   10-YEAR 11.00%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                Oppenheimer Capital     S&P 500
                 Appreciation Fund       Index
                     (Class B)

11/01/1995             10,000            10,000
12/31/1995             10,167            10,640
03/31/1996             10,873            11,211
06/30/1996             11,411            11,713
08/31/1996(1)          11,352            11,432
11/30/1996             13,098            13,345
02/28/1997             13,362            14,007
05/31/1997             14,347            15,104
08/31/1997             15,813            16,077
11/30/1997             16,120            17,149
02/28/1998             17,458            18,907
05/31/1998             17,945            19,734
08/31/1998             15,044            17,382
11/30/1998             18,171            21,211
02/28/1999             20,310            22,643
05/31/1999             21,418            23,884
08/31/1999             21,995            24,301
11/30/1999             24,362            25,642
02/29/2000             29,998            25,299
05/31/2000             29,350            26,385
08/31/2000             32,305            28,264
11/30/2000             26,589            24,559
02/28/2001             26,179            23,226
05/31/2001             26,782            23,602
08/31/2001             23,601            21,375
11/30/2001             23,455            21,559
02/28/2002             22,003            21,018
05/31/2002             21,411            20,336
08/31/2002             18,035            17,530

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/02(2)
1-YEAR -27.77%   5-YEAR 2.26%   SINCE INCEPTION 9.01%

1. The Fund changed its fiscal year from 12/31 to 8/31.
2. See Notes on page 11 for further details.


                                         8 OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                Oppenheimer Capital     S&P 500
                 Appreciation Fund       Index
                     (Class C)

12/01/1993             10,000            10,000
12/31/1993             10,117            10,121
03/31/1994              9,825             9,738
06/30/1994              9,530             9,778
09/30/1994             10,061            10,256
12/31/1994             10,066            10,254
03/31/1995             10,942            11,251
06/30/1995             12,195            12,324
09/30/1995             13,233            13,302
12/31/1995             13,444            14,103
03/31/1996             14,381            14,859
06/30/1996             15,085            15,525
08/31/1996(1)          15,011            15,153
11/30/1996             17,322            17,689
02/28/1997             17,671            18,566
05/31/1997             18,978            20,020
08/31/1997             20,917            21,309
11/30/1997             21,322            22,731
02/28/1998             23,094            25,061
05/31/1998             23,737            26,157
08/31/1998             19,904            23,040
11/30/1998             24,040            28,114
02/28/1999             26,863            30,013
05/31/1999             28,329            31,658
08/31/1999             29,092            32,211
11/30/1999             32,220            33,988
02/29/2000             39,681            33,533
05/31/2000             38,829            34,972
08/31/2000             42,735            37,463
11/30/2000             35,168            32,552
02/28/2001             34,634            30,785
05/31/2001             35,426            31,283
08/31/2001             31,217            28,332
11/30/2001             31,007            28,576
02/28/2002             29,041            27,858
05/31/2002             28,195            26,955
08/31/2002             23,721            23,236


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/02(2)
1-YEAR -24.75%   5-YEAR 2.55%    SINCE INCEPTION 10.38%

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                Oppenheimer Capital     S&P 500
                 Appreciation Fund       Index
                     (Class N)

03/01/2001             10,000            10,000
05/31/2001             10,206            10,162
08/31/2001              9,006             9,203
11/30/2001              8,956             9,283
02/28/2002              8,398             9,049
05/31/2002              8,164             8,756
08/31/2002              6,807             7,548


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 8/31/02(2)
1-YEAR  -24.41%     SINCE INCEPTION  -22.61%


                                         9 OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                Oppenheimer Capital     S&P 500
                 Appreciation Fund       Index
                     (Class Y)

11/03/1997             10,000            10,000
11/30/1997              9,833            10,463
02/28/1998             10,680            11,535
05/31/1998             11,009            12,039
08/31/1998              9,255            10,605
11/30/1998             11,211            12,940
02/28/1999             12,564            13,815
05/31/1999             13,291            14,572
08/31/1999             13,688            14,826
11/30/1999             15,203            15,644
02/29/2000             18,778            15,435
05/31/2000             18,430            16,097
08/31/2000             20,347            17,244
11/30/2000             16,789            14,983
02/28/2001             16,579            14,170
05/31/2001             17,009            14,399
08/31/2001             15,034            13,041
11/30/2001             14,965            13,153
02/28/2002             14,053            12,823
05/31/2002             13,690            12,407
08/31/2002             11,541            10,695


AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/02(2)
1-YEAR  -23.23%         SINCE INCEPTION  3.01%

2. See Notes on page 11 for further details.

THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX IN THE GRAPHS BEGINS ON 12/31/92 FOR CLASS A, 10/31/95 FOR CLASS B, 11/30/93 FOR CLASS C, 2/28/01 FOR
CLASS N AND 10/31/97 FOR CLASS Y.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                                        10 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 1/22/81. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares convert to Class A shares 72 months after purchase. The Fund's returns after conversion are based on expenses of Class A shares. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 11/3/97. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                                        11 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  August 31, 2002
--------------------------------------------------------------------

                                                        MARKET VALUE
                                                SHARES    SEE NOTE 1
====================================================================
 COMMON STOCKS--88.4%
--------------------------------------------------------------------
 CONSUMER DISCRETIONARY--24.8%
--------------------------------------------------------------------
 AUTOMOBILES--0.7%
 Harley-Davidson, Inc.                         841,400  $ 41,422,122
--------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--3.5%
 Brinker International,
 Inc.(1)                                     1,093,300    30,306,276
--------------------------------------------------------------------
 Carnival Corp.                              3,301,300    80,782,811
--------------------------------------------------------------------
 Mandalay Resort
 Group(1)                                      294,600     8,867,460
--------------------------------------------------------------------
 Royal Caribbean
 Cruises Ltd.                                3,486,500    61,711,050
--------------------------------------------------------------------
 Ruby Tuesday, Inc.                            248,600     4,957,084
--------------------------------------------------------------------
 Starwood Hotels
 & Resorts
 Worldwide, Inc.                               335,200     8,641,456
                                                       -------------
                                                         195,266,137

--------------------------------------------------------------------
 HOUSEHOLD DURABLES--0.4%
 Ethan Allen
 Interiors, Inc.                               713,460    24,243,371
--------------------------------------------------------------------
 INTERNET & CATALOG RETAIL--0.1%
 ValueVision Media,
 Inc., Cl. A(1)                                364,600     5,188,258
--------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--0.5%
 Mattel, Inc.                                1,452,000    28,212,360
--------------------------------------------------------------------
 MEDIA--14.8%
 AOL Time Warner,
 Inc.(1)                                     7,477,800    94,594,170
--------------------------------------------------------------------
 Cablevision Systems
 New York Group,
 Cl. A(1)                                    1,197,900    11,415,987
--------------------------------------------------------------------
 Clear Channel
 Communications,
 Inc.(1)                                     2,044,000    69,863,920
--------------------------------------------------------------------
 Comcast Corp.,
 Cl. A Special(1)                            6,816,750   162,443,152
--------------------------------------------------------------------
 Fox Entertainment
 Group, Inc., A Shares(1)                      928,200    20,726,706
--------------------------------------------------------------------
 Hispanic Broadcasting
 Corp.(1)                                      979,000    18,943,650
--------------------------------------------------------------------
 McGraw-Hill Cos.,
 Inc. (The)                                  1,771,100   112,305,451
 --------------------------------------------------------------------
 New York Times Co.,
 Cl. A                                         764,300    36,074,960
--------------------------------------------------------------------
 News Corp. Ltd. (The),
 Sponsored ADR                               2,610,600    56,127,900

                                                        MARKET VALUE
                                                SHARES    SEE NOTE 1
====================================================================
 MEDIA Continued
 Omnicom Group, Inc.                           809,200  $ 48,956,600
--------------------------------------------------------------------
 Univision
 Communications,
 Inc., Cl. A(1)                                816,700    19,029,110
--------------------------------------------------------------------
 Viacom, Inc., Cl. B(1)                      4,516,400   183,817,480
                                                       -------------
                                                         834,299,086

--------------------------------------------------------------------
 MULTILINE RETAIL--3.2%
 BJ's Wholesale
 Club, Inc.(1)                                 220,400     5,410,820
--------------------------------------------------------------------
 Costco Wholesale
 Corp.(1)                                    1,216,700    40,649,947
--------------------------------------------------------------------
 Kohl's Corp.(1)                               665,200    46,377,744
--------------------------------------------------------------------
 Sears Roebuck & Co.                           690,200    31,411,002
--------------------------------------------------------------------
 Target Corp.                                1,670,300    57,124,260
                                                        ------------
                                                         180,973,773
--------------------------------------------------------------------
 SPECIALTY RETAIL--1.3%
 AutoNation, Inc.(1)                           402,300     5,310,360
--------------------------------------------------------------------
 Gap, Inc. (The)                             2,291,800    26,882,814
--------------------------------------------------------------------
 Limited Brands, Inc.                        1,869,800    28,589,242
--------------------------------------------------------------------
 Tiffany & Co.                                 597,200    14,810,560
                                                         -----------
                                                          75,592,976
--------------------------------------------------------------------
 TEXTILES & APPAREL--0.3%
 Nike, Inc., Cl. B                             360,900    15,583,662
--------------------------------------------------------------------
 CONSUMER STAPLES--6.8%
--------------------------------------------------------------------
 BEVERAGES--3.7%
 Anheuser-Busch
 Cos., Inc.                                  2,292,000   121,842,720
--------------------------------------------------------------------
 PepsiCo, Inc.                               2,136,000    84,478,800
                                                        ------------
                                                         206,321,520
--------------------------------------------------------------------
 FOOD & DRUG RETAILING--1.5%
 Kroger Co. (The)(1)                         1,461,800    26,429,344
--------------------------------------------------------------------
 Rite Aid Corp.(1)                             591,500     1,242,150
--------------------------------------------------------------------
 Safeway, Inc.(1)                            1,468,400    37,914,088
--------------------------------------------------------------------
 Sysco Corp.                                   666,900    18,913,284
                                                        ------------
                                                          84,498,866
--------------------------------------------------------------------
 FOOD PRODUCTS--1.4%
 Dean Foods Co.(1)                           1,146,100    43,379,885
--------------------------------------------------------------------
 General Mills, Inc.                           840,900    35,393,481
                                                        ------------
                                                          78,773,366

                                        12 OPPENHEIMER CAPITAL APPRECIATION FUND

                                                        MARKET VALUE
                                                SHARES    SEE NOTE 1
====================================================================
 PERSONAL PRODUCTS--0.2%
 Estee Lauder Cos.,
 Inc. (The), Cl. A                             437,400  $ 13,100,130
--------------------------------------------------------------------
 ENERGY--6.5%
--------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--1.6%
 BJ Services Co.(1)                          1,169,700    35,675,850
--------------------------------------------------------------------
 Halliburton Co.                               968,600    14,722,720
--------------------------------------------------------------------
 Noble Corp.(1)                                507,510    15,768,336
--------------------------------------------------------------------
 Rowan Cos., Inc.                              638,400    13,138,272
--------------------------------------------------------------------
 Varco International,
 Inc.(1)                                       651,600    11,487,708
                                                        ------------
                                                          90,792,886

--------------------------------------------------------------------
 OIL & GAS--4.9%
 Amerada Hess Corp.                            833,200    60,906,920
--------------------------------------------------------------------
 Encana Corp.                                1,145,510    33,616,312
 Exxon Mobil Corp.                           2,794,800    99,075,660
 TotalFinaElf SA,
 Sponsored ADR                               1,137,400    81,119,368
                                                        ------------
                                                         274,718,260

--------------------------------------------------------------------
 FINANCIALS--14.8%
--------------------------------------------------------------------
 BANKS--2.3%
 Bank of America
 Corp                                          748,400    52,447,872
--------------------------------------------------------------------
 Bank One Corp.                              1,925,400    78,845,130
                                                        ------------
                                                         131,293,002
--------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--9.4%
 American
 Express Co.                                 1,511,900    54,519,114
--------------------------------------------------------------------
 Citigroup, Inc.                             3,629,800   118,875,950
--------------------------------------------------------------------
 Countrywide Credit
 Industries, Inc.                              621,800    32,638,282
--------------------------------------------------------------------
 Fannie Mae                                    492,700    37,336,806
--------------------------------------------------------------------
 Freddie Mac                                 1,269,500    81,374,950
--------------------------------------------------------------------
 Goldman Sachs
 Group, Inc. (The)                             393,600    30,425,280
--------------------------------------------------------------------
 J.P. Morgan Chase
 & Co.                                       1,435,400    37,894,560
--------------------------------------------------------------------
 Merrill Lynch
 & Co., Inc.                                   852,800    30,888,416
--------------------------------------------------------------------
 Morgan Stanley                              1,802,900    77,019,888
--------------------------------------------------------------------
 Schwab (Charles)
 Corp.                                       3,132,600    28,757,268
                                                        ------------
                                                         529,730,514

                                                        MARKET VALUE
                                                SHARES    SEE NOTE 1
====================================================================
 INSURANCE--2.4%
--------------------------------------------------------------------
 American
 International
 Group, Inc.                                 1,299,900  $ 81,633,720
--------------------------------------------------------------------
 Everest Re
 Group Ltd.                                    222,500    12,059,500
--------------------------------------------------------------------
 St. Paul Cos., Inc.                           451,000    13,719,420
--------------------------------------------------------------------
 Travelers Property
 Casualty Corp., Cl. A(1)                      156,856     2,465,776
--------------------------------------------------------------------
 Travelers Property
 Casualty Corp., Cl. B(1)                      322,266     5,249,713
--------------------------------------------------------------------
 XL Capital Ltd., Cl. A                        254,000    18,696,940
                                                       -------------
                                                         133,825,069

--------------------------------------------------------------------
 REAL ESTATE--0.7%
 Boston Properties,
 Inc.                                          292,200    11,068,536
--------------------------------------------------------------------
 Host Marriott Corp.                         2,795,600    28,347,384
                                                        ------------
                                                          39,415,920
--------------------------------------------------------------------
 HEALTH CARE--9.5%
--------------------------------------------------------------------
 BIOTECHNOLOGY--1.7%
 Amgen, Inc.(1)                                437,400    19,696,122
--------------------------------------------------------------------
 Genzyme Corp.
 (General Division)(1)                       1,325,700    27,415,476
--------------------------------------------------------------------
 IDEC Pharmaceuticals
 Corp.(1)                                      625,590    25,136,206
--------------------------------------------------------------------
 Medimmune, Inc.(1)                            106,800     2,741,556
--------------------------------------------------------------------
 Serono SA,
 Sponsored ADR                               1,346,100    18,912,705
                                                        ------------
                                                          93,902,065
--------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
 Applera Corp./
 Applied Biosystems
 Group                                       1,596,500    31,626,665
--------------------------------------------------------------------
 Medtronic, Inc.                               677,100    27,882,978
--------------------------------------------------------------------
 Stryker Corp.                                 429,800    24,227,826
                                                       -------------
                                                          83,737,469
--------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--2.7%
 Anthem, Inc.(1)                               309,800    19,551,478
--------------------------------------------------------------------
 Apria Healthcare
 Group, Inc.(1)                                270,400     6,240,832
--------------------------------------------------------------------
 Caremark Rx, Inc.(1)                        1,388,600    22,495,320
--------------------------------------------------------------------
 Covance, Inc.(1)                            1,124,300    21,946,336
--------------------------------------------------------------------
 Humana, Inc.(1)                               996,900    13,258,770


                                        13 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                        MARKET VALUE
                                                SHARES    SEE NOTE 1
====================================================================
 HEALTH CARE PROVIDERS & SERVICES Continued
--------------------------------------------------------------------
 McKesson Corp.                              1,042,900   $34,978,866
--------------------------------------------------------------------
 Oxford Health
 Plans, Inc.(1)                                593,400    24,062,370
--------------------------------------------------------------------
 Quest Diagnostics,
 Inc.(1)                                       198,100    11,103,505
                                                        ------------
                                                         153,637,477
--------------------------------------------------------------------
 PHARMACEUTICALS--3.6%
 Abbott Laboratories                           874,700    35,014,241
--------------------------------------------------------------------
 Johnson & Johnson                             970,800    52,724,148
--------------------------------------------------------------------
 Perrigo Co.(1)                              1,418,370    15,165,212
--------------------------------------------------------------------
 Pfizer, Inc.                                3,027,200   100,139,776
                                                        ------------
                                                         203,043,377
--------------------------------------------------------------------
 INDUSTRIALS--5.8%
--------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.9%
 Boeing Co.                                    358,200    13,278,474
--------------------------------------------------------------------
 Honeywell
 International, Inc.                         1,767,600    52,939,620
--------------------------------------------------------------------
 Northrop Grumman
 Corp.                                         350,900    43,090,520
                                                        ------------
                                                         109,308,614
--------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--2.5%
 Automatic Data
 Processing, Inc.                              619,100    23,383,407
--------------------------------------------------------------------
 Concord EFS, Inc.(1)                        1,754,040    35,799,956
--------------------------------------------------------------------
 First Data Corp.                              575,900    20,012,525
--------------------------------------------------------------------
 Waste Management,
 Inc.                                        2,435,600    61,937,308
                                                        ------------
                                                         141,133,196
--------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--0.3%
 Tyco International
 Ltd.                                        1,174,479    18,427,576
--------------------------------------------------------------------
 MACHINERY--0.8%
 Dover Corp.                                   402,300    11,558,079
--------------------------------------------------------------------
 Ingersoll-Rand Co.,
 Cl. A                                         837,700    31,455,635
                                                        ------------
                                                          43,013,714
--------------------------------------------------------------------
 ROAD & RAIL--0.3%
 Canadian Pacific Ltd.                         663,400    13,778,308

                                                        MARKET VALUE
                                                SHARES    SEE NOTE 1
====================================================================
 INFORMATION TECHNOLOGY--14.8%
--------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.9%
 Cisco Systems, Inc.(1)                      3,972,500  $ 54,899,950
--------------------------------------------------------------------
 Lucent Technologies,
 Inc.(1)                                     5,178,000     8,957,940
--------------------------------------------------------------------
 Nokia Corp.,
 Sponsored ADR,
 A Shares                                    6,058,300    80,514,807
--------------------------------------------------------------------
 QUALCOMM, Inc.(1)                             678,600    18,804,006
                                                        ------------
                                                         163,176,703
--------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.0%
 Seagate Technology
 International, Inc.
 Escrow Shares(1,2)                          1,000,000            --
--------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
 Flextronics
 International Ltd.(1)                       2,137,100    20,238,337
--------------------------------------------------------------------
 Millipore Corp.                               304,600    10,749,334
--------------------------------------------------------------------
 Sanmina-SCI Corp.(1)                        4,386,500    15,528,210
--------------------------------------------------------------------
 Vishay
 Intertechnology,
 Inc.(1)                                     2,138,000    30,616,160
                                                        ------------
                                                          77,132,041
--------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--0.2%
 Check Point
 Software
 Technologies Ltd.(1)                          770,750    12,910,833
--------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--4.5%
 Analog Devices, Inc.(1)                       510,600    12,305,460
--------------------------------------------------------------------
 Atmel Corp.(1)                                312,100       720,951
--------------------------------------------------------------------
 Cypress
 Semiconductor
 Corp.(1)                                    2,364,000    24,892,920
--------------------------------------------------------------------
 Intel Corp.                                 4,121,000    68,697,070
--------------------------------------------------------------------
 International
 Rectifier Corp.(1)                          1,078,100    23,459,456
--------------------------------------------------------------------
 Micron Technology,
 Inc.(1)                                     2,045,600    35,286,600
--------------------------------------------------------------------
 National
 Semiconductor
 Corp.(1)                                    1,183,500    18,924,165
--------------------------------------------------------------------
 QLogic Corp.(1)                               959,500    32,191,225
--------------------------------------------------------------------
 RF Micro Devices,
 Inc.(1)                                     1,993,000    13,333,170
--------------------------------------------------------------------
 Texas Instruments,
 Inc.                                        1,126,100    22,184,170


                                        14 OPPENHEIMER CAPITAL APPRECIATION FUND

                                                        MARKET VALUE
                                                SHARES    SEE NOTE 1
====================================================================
 SEMICONDUCTOR EQUIPMENT & PRODUCTS Continued
 Vitesse
 Semiconductor
 Corp.(1)                                    2,028,000  $  2,697,240
                                                        ------------
                                                         254,692,427
--------------------------------------------------------------------
 SOFTWARE--5.8%
 Cadence Design
 Systems, Inc.(1)                            1,810,500    24,387,435
--------------------------------------------------------------------
 Electronic Arts, Inc.(1)                      946,930    59,902,792
--------------------------------------------------------------------
 Microsoft Corp.(1)                          3,880,300   190,445,124
--------------------------------------------------------------------
 Peoplesoft, Inc.(1)                         1,246,500    20,043,720
--------------------------------------------------------------------
 Reynolds &
 Reynolds Co., Cl. A                           117,200     2,912,420
--------------------------------------------------------------------
 SAP AG (Systeme,
 Anwendungen,
 Produkte in der
 Datenverarbeitung),
 Sponsored ADR                                 850,500    16,372,125
--------------------------------------------------------------------
 Veritas Software
 Corp.(1)                                      752,700    12,186,213
                                                        ------------
                                                         326,249,829
--------------------------------------------------------------------
 MATERIALS--2.8%
--------------------------------------------------------------------
 CHEMICALS--2.2%
 Air Products &
 Chemicals, Inc.                               623,100    29,229,621
--------------------------------------------------------------------
 International Flavors
 & Fragrances, Inc.                          1,084,400    34,971,900
--------------------------------------------------------------------
 PPG Industries, Inc.                          198,100    11,147,087
--------------------------------------------------------------------
 Praxair, Inc.                                 857,900    48,068,137
                                                         -----------
                                                         123,416,745
--------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--0.6%
 International
 Paper Co.                                     970,800    36,550,620
--------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--0.6%
--------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
 Sprint Corp.
 (Fon Group)                                   437,400     5,073,840
--------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--0.5%
 Sprint Corp.
 (PCS Group)(1)                                563,900     2,233,044
--------------------------------------------------------------------
 Vodafone Group
 plc, Sponsored ADR                          1,578,700    25,243,413
                                                         -----------
                                                          27,476,457

                                                        MARKET VALUE
                                                SHARES    SEE NOTE 1
====================================================================
 UTILITIES--2.0%
--------------------------------------------------------------------
 ELECTRIC UTILITIES--0.9%
 Duke Energy Corp.                           1,856,500  $ 49,809,895
--------------------------------------------------------------------
 GAS UTILITIES--1.1%
 El Paso Corp.                               2,435,900    41,191,069
--------------------------------------------------------------------
 Kinder Morgan
 Management LLC                                635,900    20,355,159
                                                        ------------
                                                          61,546,228
--------------------------------------------------------------------
 WATER UTILITIES--0.0%
 Philadelphia
 Suburban Corp.                                201,975     3,809,249
                                                        ------------
 Total Common Stocks
 (Cost $6,539,672,072)                                 4,985,077,941

--------------------------------------------------------------------
 OTHER SECURITIES--0.4%
--------------------------------------------------------------------
 Nasdaq-100 Unit
 Investment Trust(1)
 (Cost $26,132,356)                            933,400    21,925,566

                                             PRINCIPAL
                                                AMOUNT
================================================================================
 SHORT-TERM NOTES--3.9%
--------------------------------------------------------------------
 Barton Capital Corp.,
 1.75%, 9/20/02                            $30,000,000    29,972,291
--------------------------------------------------------------------
 New Center
 Asset Trust:
 2%, 9/13/02                                25,000,000    24,985,500
 2%, 9/16/02                                25,000,000    24,981,667
 2%, 10/10/02                               30,000,000    29,942,475
--------------------------------------------------------------------
 Old Line Funding
 Corp., 1.75%,
 9/25/02                                    35,000,000    34,959,167
--------------------------------------------------------------------
 Sheffield
 Receivables Corp.:
 2%, 9/19/02                                25,000,000    24,978,125
 2%, 9/25/02                                50,000,000    49,941,000
                                                        ------------
 Total Short-Term Notes
 (Cost $219,760,225)                                     219,760,225


                                        15 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------------
                                             PRINCIPAL    MARKET VALUE
                                                AMOUNT      SEE NOTE 1
======================================================================
 JOINT REPURCHASE AGREEMENTS--8.5%
----------------------------------------------------------------------

 Undivided interest of 49.40% in joint
 repurchase agreement with PaineWebber,
 Inc., 1.85%, dated 8/30/02, to be repurchased
 at $969,046,152 on 9/3/02, collateralized by
 Federal National Mortgage Assn., 5.50%--6%,
 1/1/32--5/1/32, with a value of $989,261,165
 (Cost $478,618,000)
                                          $478,618,000  $  478,618,000

----------------------------------------------------------------------
 TOTAL INVESTMENTS,
 AT VALUE
 (COST $7,264,182,653)                           101.2%  5,705,381,732
----------------------------------------------------------------------
 LIABILITIES IN
 EXCESS OF
 OTHER ASSETS                                     (1.2)    (69,064,867)
                                                ----------------------
 NET ASSETS                                      100.0% $5,636,316,865
                                                ======================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                        16 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2002
----------------------------------------------------------------------------

============================================================================
 ASSETS
----------------------------------------------------------------------------
 Investments, at value (cost $7,264,182,653) --
   see accompanying statement                                $ 5,705,381,732
----------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                               18,361,605
 Investments sold                                                  7,971,498
 Interest and dividends                                            5,091,612
 Other                                                                35,777
                                                             ---------------
 Total assets                                                  5,736,842,224
============================================================================
 LIABILITIES
----------------------------------------------------------------------------
 Bank overdraft                                                    3,371,208
----------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts                   437
----------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                            82,270,723
 Shares of beneficial interest redeemed                            8,522,340
 Transfer and shareholder servicing agent fees                     2,407,796
 Distribution and service plan fees                                1,856,026
 Trustees' compensation                                              890,621
 Shareholder reports                                                 763,370
 Other                                                               442,838
                                                             ---------------
 Total liabilities                                               100,525,359
============================================================================
 NET ASSETS                                                  $ 5,636,316,865
----------------------------------------------------------------------------

============================================================================
 COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------
 Paid-in capital                                             $ 7,541,100,541
----------------------------------------------------------------------------
 Accumulated net investment loss                                    (858,396)
----------------------------------------------------------------------------
 Accumulated net realized loss on investments and
   foreign currency transactions                                (345,124,729)
----------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation
 of assets and liabilities denominated in foreign currencies  (1,558,800,551)
                                                             ---------------
 NET ASSETS                                                  $ 5,636,316,865
                                                             ===============


                                        17 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

================================================================================
 NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,219,390,747 and 104,798,231 shares of beneficial interest
outstanding)                                                              $30.72
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                             $32.59
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,029,321,686 and 35,554,056 shares of beneficial interest
outstanding)                                                              $28.95
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $450,988,827 and 15,754,851 shares of beneficial interest
outstanding)                                                              $28.63
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $72,178,153 and 2,358,575 shares of beneficial interest
outstanding)                                                              $30.60
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $864,437,452 and 27,744,518 shares of beneficial
interest outstanding)                                                     $31.16

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                        18 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2002
--------------------------------------------------------------------------------

================================================================================
 INVESTMENT INCOME
--------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $620,443)       $    46,807,925
--------------------------------------------------------------------------------
 Interest                                                            15,848,731
                                                                ---------------
 Total investment income                                             62,656,656

================================================================================
 EXPENSES
--------------------------------------------------------------------------------
 Management fees                                                     34,456,425
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              7,599,340
 Class B                                                             12,215,841
 Class C                                                              4,579,140
 Class N                                                                190,265
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                             10,642,784
 Class B                                                              4,112,807
 Class C                                                              1,576,970
 Class N                                                                118,011
 Class Y                                                              2,362,403
--------------------------------------------------------------------------------
 Shareholder reports                                                  2,596,951
--------------------------------------------------------------------------------
 Trustees' compensation                                                 349,369
--------------------------------------------------------------------------------
 Custodian fees and expenses                                            119,785
--------------------------------------------------------------------------------
 Other                                                                  665,078
                                                                ----------------
 Total expenses                                                      81,585,169
 Less reduction to custodian expenses                                   (13,476)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees --
 Classes A, B, C and N                                                 (243,040)
                                                                ----------------
 Net expenses                                                        81,328,653
================================================================================
 NET INVESTMENT LOSS                                                (18,671,997)

================================================================================
 REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
 Net realized loss on:
 Investments                                                       (329,805,868)
 Foreign currency transactions                                         (266,185)
                                                                ----------------
 Net realized loss                                                 (330,072,053)
--------------------------------------------------------------------------------
 Net change in unrealized depreciation on:
 Investments                                                     (1,276,079,992)
 Translation of assets and liabilities
    denominated in foreign currencies                                   (63,266)
                                                                ----------------
 Net change                                                      (1,276,143,258)
                                                                ----------------
 Net realized and unrealized loss                                (1,606,215,311)

--------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(1,624,887,308)
                                                                ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                        19 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED AUGUST 31,                                    2002             2001
================================================================================
 OPERATIONS
--------------------------------------------------------------------------------

 Net investment income (loss)                  $   (18,671,997) $     8,427,191
--------------------------------------------------------------------------------
 Net realized gain (loss)                         (330,072,053)     216,477,612
--------------------------------------------------------------------------------
 Net change in unrealized depreciation          (1,276,143,258)  (2,129,854,386)
                                               ---------------------------------
 Net decrease in net assets
    resulting from operations                   (1,624,887,308)  (1,904,949,583)

================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

 Distributions from net realized gain:
 Class A                                           (78,925,210)    (315,580,814)
 Class B                                           (32,881,006)    (125,027,291)
 Class C                                           (12,072,075)     (38,476,846)
 Class N                                              (448,693)              --
 Class Y                                           (23,930,560)    (110,054,951)

================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                         1,117,051,404      742,228,163
 Class B                                           155,846,095      436,276,561
 Class C                                           173,690,841      189,865,151
 Class N                                            78,890,789        7,285,737
 Class Y                                           178,600,006      143,938,999

================================================================================
 NET ASSETS
--------------------------------------------------------------------------------
 Total decrease                                    (69,065,717)    (974,494,874)
--------------------------------------------------------------------------------
 Beginning of period                             5,705,382,582    6,679,877,456
                                                --------------------------------
 End of period [including accumulated
 net investment losses of $858,396 and
 $739,767, respectively]                        $5,636,316,865   $5,705,382,582
                                                ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                        20 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED AUGUST 31,                  2002        2001        2000        1999        1998
=====================================================================================================
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $ 41.11     $ 62.12     $ 44.73     $ 32.53     $ 38.63
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                   (.09)        .10        (.02)       (.04)        .17
 Net realized and unrealized gain (loss)       (9.31)     (15.86)      20.63       14.87       (1.55)
                                             --------------------------------------------------------
 Total from investment operations              (9.40)     (15.76)      20.61       14.83       (1.38)
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             --          --          --        (.09)       (.15)
 Distributions from net realized gain           (.99)      (5.25)      (3.22)      (2.54)      (4.57)
                                             -------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                  (.99)      (5.25)      (3.22)      (2.63)      (4.72)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period               $30.72      $41.11      $62.12      $44.73      $32.53
                                             ========================================================

=====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)          (23.48)%    (26.38)%     48.01%      47.36%      (4.06)%

=====================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
 Net assets, end of period
   (in thousands)                         $3,219,391  $3,055,197  $3,648,961  $2,071,317  $1,233,958
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)        $3,204,793  $3,255,995  $2,898,088  $1,788,774  $1,352,628
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                  (0.15)%      0.28%       0.00%      (0.05)%      0.48%
 Expenses                                       1.22%       1.03%       1.06%       1.04%       1.00%(3)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          28%         46%         44%         59%         60%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                        21 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued



CLASS B  YEAR ENDED AUGUST 31,                  2002        2001        2000        1999        1998
=====================================================================================================
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $ 39.09     $ 59.80     $ 43.48     $ 31.85     $ 38.07
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                            (.26)       (.07)       (.20)       (.21)       (.02)
 Net realized and unrealized gain (loss)       (8.89)     (15.39)      19.74       14.38       (1.62)
                                          -----------------------------------------------------------
 Total from investment operations              (9.15)     (15.46)      19.54       14.17       (1.64)
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             --          --          --          --        (.01)
 Distributions from net realized gain           (.99)      (5.25)      (3.22)      (2.54)      (4.57)
                                          -----------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                  (.99)      (5.25)      (3.22)      (2.54)      (4.58)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period               $28.95      $39.09      $59.80      $43.48      $31.85
                                          ===========================================================

=====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)          (24.07)%    (26.95)%     46.88%      46.20%      (4.86)%
-----------------------------------------------------------------------------------------------------

=====================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands) $1,029,322  $1,242,098  $1,333,387    $531,625    $193,638
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)        $1,221,005  $1,265,753  $  922,480    $372,157    $132,908
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                           (0.92)%     (0.48)%     (0.76)%     (0.86)%     (0.37)%
 Expenses                                       1.99%       1.80%       1.83%       1.84%       1.81%(3)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          28%         46%         44%         59%         60%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                        22 OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS C  YEAR ENDED AUGUST 31,                  2002        2001        2000        1999        1998
=====================================================================================================
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $ 38.64     $ 59.19     $ 43.06     $ 31.57     $ 37.76
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                            (.11)       (.01)       (.18)       (.23)       (.03)
 Net realized and unrealized gain (loss)       (8.91)     (15.29)      19.53       14.26       (1.59)
                                          -----------------------------------------------------------
 Total from investment operations              (9.02)     (15.30)      19.35       14.03       (1.62)
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             --          --          --          --          --
 Distributions from net realized gain           (.99)      (5.25)      (3.22)      (2.54)      (4.57)
                                          -----------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                  (.99)      (5.25)      (3.22)      (2.54)      (4.57)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period               $28.63      $38.64      $59.19      $43.06      $31.57
                                          ===========================================================

=====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)          (24.01)%    (26.95)%     46.89%      46.16%      (4.84)%

=====================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)   $450,989    $426,476    $402,442    $165,231     $76,058
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $477,369    $400,009    $278,800    $126,443     $61,503
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                           (0.87)%     (0.48)%     (0.76)%     (0.86)%     (0.36)%
 Expenses                                       1.94%       1.80%       1.83%       1.85%       1.82%(3)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          28%         46%         44%         59%         60%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                        23 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued


CLASS N  YEAR ENDED AUGUST 31,                              2002        2001(1)
================================================================================
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 41.05     $ 45.58
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.07)(2)    (.01)
 Net realized and unrealized loss                          (9.39)(2)   (4.52)
                                          --------------------------------------
 Total from investment operations                          (9.46)      (4.53)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --          --
 Distributions from net realized gain                       (.99)         --
                                          --------------------------------------
 Total dividends and/or distributions to shareholders       (.99)         --
--------------------------------------------------------------------------------
 Net asset value, end of period                           $30.60      $41.05
                                          ======================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                      (23.67)%     (9.94)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                $72,178      $6,791
--------------------------------------------------------------------------------
 Average net assets (in thousands)                       $38,232      $3,173
--------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                       (0.37)%     (0.11)%
 Expenses                                                   1.46%       1.36%
--------------------------------------------------------------------------------
 Portfolio turnover rate                                      28%         46%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                        24 OPPENHEIMER CAPITAL APPRECIATION FUND



CLASS Y  YEAR ENDED AUGUST 31,                  2002        2001        2000        1999        1998(1)
=====================================================================================================
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $ 41.55     $ 62.51     $ 44.81     $ 32.56     $ 40.15
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    .02(2)      .27         .13         .13         .30
 Net realized and unrealized gain (loss)       (9.42)(2)  (15.98)      20.79       14.85       (3.11)
                                            ---------------------------------------------------------
 Total from investment operations              (9.40)     (15.71)      20.92       14.98       (2.81)
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             --          --          --        (.19)       (.21)
 Distributions from net realized gain           (.99)      (5.25)      (3.22)      (2.54)      (4.57)
                                            ---------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                  (.99)      (5.25)      (3.22)      (2.73)      (4.78)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period               $31.16      $41.55      $62.51      $44.81      $32.56
                                            =========================================================

=====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)          (23.23)%    (26.12)%     48.64%      47.90%      (7.45)%
-----------------------------------------------------------------------------------------------------

=====================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)   $864,437  $  974,820  $1,295,087    $420,455    $180,512
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $968,867  $1,095,575  $  855,270    $307,498    $139,050
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                          0.17%       0.66%       0.45%       0.30%       0.75%
 Expenses                                       0.89%       0.66%       0.64%       0.68%       0.69%(5)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          28%         46%         44%         59%         60%

1. For the period from November 3, 1997 (inception of offering) to August 31, 1998.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                        25 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase

                                        26 OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              EXPIRING
                              ----------------------
                              2010       $61,636,235

As of August 31, 2002, the Fund had approximately $253,373,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $16,000 of post-October foreign currency losses which were deferred.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2002, the Fund's projected benefit obligations were increased by $130,676 and payments of $12,047 were made to retired trustees, resulting in an accumulated liability of $858,431 as of August 31, 2002.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


                                        27 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $18,803,288, a decrease in accumulated net investment loss of $18,553,368, and a decrease in accumulated net realized loss on investments of $249,920. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2002   AUGUST 31, 2001
--------------------------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income         $         --      $354,477,278
                 Long-term capital gain   148,257,544       234,662,624
                 Return of capital                 --                --
                                         ------------------------------
                 Total                   $148,257,544      $589,139,902
                                         ==============================

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss        $      (858,396)
                 Accumulated net realized loss             (345,124,729)
                 Net unrealized depreciation             (1,558,800,551)
                                                        ---------------
                 Total                                  $(1,904,783,676)
                                                        ===============

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.


                                        28 OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED AUGUST 31, 2002   YEAR ENDED AUGUST 31, 2001(1)
                                SHARES            AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------
 CLASS A
 Sold                       53,070,823    $1,905,539,371     22,608,674   $1,080,716,997
 Dividends and/or
 distributions reinvested    1,755,869        72,763,164      6,337,191      296,137,035
 Redeemed                  (24,347,868)     (861,251,131)   (13,365,396)    (634,625,869)
                           -------------------------------------------------------------
 Net increase               30,478,824    $1,117,051,404     15,580,469   $  742,228,163
                           =============================================================

----------------------------------------------------------------------------------------
 CLASS B
 Sold                       12,282,673     $ 436,416,730     12,135,550    $ 557,398,730
 Dividends and/or
 distributions reinvested      786,310        30,886,268      2,633,268      117,655,350
 Redeemed                   (9,289,206)     (311,456,903)    (5,291,430)    (238,777,519)
                           -------------------------------------------------------------
 Net increase                3,779,777     $ 155,846,095      9,477,388    $ 436,276,561
                           =============================================================

----------------------------------------------------------------------------------------
 CLASS C
 Sold                        8,394,929     $ 291,814,714      5,484,946     $247,461,141
 Dividends and/or
 distributions reinvested      277,019        10,753,885        812,514       35,888,768
 Redeemed                   (3,953,474)     (128,877,758)    (2,060,592)     (93,484,758)
                           -------------------------------------------------------------
 Net increase                4,718,474     $ 173,690,841      4,236,868     $189,865,151
                           =============================================================

----------------------------------------------------------------------------------------
 CLASS N
 Sold                        2,573,390      $ 92,009,980        178,524       $7,841,445
 Dividends and/or
 distributions reinvested       10,848           448,566             --               --
 Redeemed                     (391,091)      (13,567,757)       (13,096)        (555,708)
                           -------------------------------------------------------------
 Net increase                2,193,147      $ 78,890,789        165,428       $7,285,737
                           =============================================================

----------------------------------------------------------------------------------------
 CLASS Y
 Sold                       10,706,767     $ 404,655,100      7,131,501    $ 354,385,311
 Dividends and/or
 distributions reinvested      557,609        23,369,417      2,298,717      108,246,627
 Redeemed                   (6,979,040)     (249,424,511)    (6,689,239)    (318,692,939)
                           -------------------------------------------------------------
 Net increase                4,285,336     $ 178,600,006      2,740,979    $ 143,938,999
                           =============================================================

 1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.


                                        29 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were $3,050,744,512 and $1,462,251,272, respectively.

     As of August 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $7,294,282,568 was composed of:

                  Gross unrealized appreciation    $   192,603,506
                  Gross unrealized depreciation     (1,781,504,342)
                                                   ---------------
                  Net unrealized depreciation      $(1,588,900,836)
                                                   ===============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, 0.54% of the next $4.0 billion, and 0.52% of average annual net assets over $8.5 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

     Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                                        30 OPPENHEIMER CAPITAL APPRECIATION FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   AGGREGATE        CLASS A      CONCESSIONS    CONCESSIONS    CONCESSIONS    CONCESSIONS
                   FRONT-END      FRONT-END       ON CLASS A     ON CLASS B     ON CLASS C     ON CLASS N
               SALES CHARGES  SALES CHARGES           SHARES         SHARES         SHARES         SHARES
                  ON CLASS A    RETAINED BY      ADVANCED BY    ADVANCED BY    ADVANCED BY    ADVANCED BY
YEAR ENDED            SHARES    DISTRIBUTOR   DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
August 31, 2002  $11,107,427     $2,473,867       $2,999,939    $13,196,558     $2,463,444       $755,491

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           CLASS A        CLASS B        CLASS C        CLASS N
                        CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                          DEFERRED       DEFERRED       DEFERRED       DEFERRED
                     SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                       RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED             DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------
August 31, 2002            $93,365     $3,072,069       $152,225         $2,557

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2002, payments under the Class A Plan totaled $7,599,340, all of which were paid by the Distributor to recipients, and included $401,632 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended August 31, 2002, were as follows:

                                                                DISTRIBUTOR'S
                                                 DISTRIBUTOR'S      AGGREGATE
                                                     AGGREGATE   UNREIMBURSED
                                                  UNREIMBURSED  EXPENSES AS %
                 TOTAL PAYMENTS AMOUNT RETAINED       EXPENSES  OF NET ASSETS
                     UNDER PLAN  BY DISTRIBUTOR     UNDER PLAN       OF CLASS
-----------------------------------------------------------------------------
Class B Plan        $12,215,841     $10,030,537    $30,841,033          3.00%
Class C Plan          4,579,140       1,724,170      6,987,737          1.55
Class N Plan            190,265         185,925      1,268,502          1.76


                                        31 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of August 31, 2002, the Fund had outstanding foreign currency contracts as follows:

                                      CONTRACT         VALUATION
                         EXPIRATION     AMOUNT             AS OF     UNREALIZED
CONTRACT DESCRIPTION           DATE     (000S)   AUGUST 31, 2002   DEPRECIATION
--------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Canadian Dollar (CAD)        9/3/02     851CAD          $545,550           $437

================================================================================
6. ILLIQUID SECURITIES

As of August 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2002, was zero.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at August 31, 2002.

                                        32 OPPENHEIMER CAPITAL APPRECIATION FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund, including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
September 23, 2002


                                        33 OPPENHEIMER CAPITAL APPRECIATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $0.9928 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 6, 2001, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     None of the dividends paid by the Fund during the year ended August 31, 2002 are eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                                        34 OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

================================================================================
NAME, ADDRESS,(1) AGE,                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS /
POSITION(S) HELD WITH FUND                       OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE /
AND LENGTH OF TIME SERVED (2)                    NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY
                                                 OVERSEEN BY TRUSTEE

INDEPENDENT
TRUSTEES

LEON LEVY, Chairman of the                       General Partner (since 1982) of Odyssey Partners,
Board of Trustees                                L.P. (investment partnership) and Chairman of the
Trustee (since 1981)                             Board (since 1981) of Avatar Holdings, Inc. (real
Age: 76                                          estate development). Oversees 31 portfolios in the
                                                 OppenheimerFunds complex.

DONALD W. SPIRO,                                 Chairman Emeritus (since January 1991) of the
Vice Chairman of the                             Manager. Formerly a director (January 1969-August
Board of Trustees,                               1999) of the Manager. Oversees 31 portfolios in
Trustee (since 1985)                             the OppenheimerFunds complex.
Age: 76

ROBERT G. GALLI,                                 A trustee or director of other Oppenheimer funds.
Trustee (since 1993)                             Formerly Vice Chairman (October 1995-December
Age: 69                                          1997) of OppenheimerFunds, Inc. (the "Manager").
                                                 Oversees 41 portfolios in the OppenheimerFunds
                                                 complex.

PHILLIP A. GRIFFITHS,                            The Director (since 1991) of the Institute for
Trustee (since 1999)                             Advanced Study, Princeton, N.J., director (since
Age: 63                                          2001) of GSI Lumonics and a member of the National
                                                 Academy of Sciences (since 1979); formerly (in
                                                 descending chronological order) a director of
                                                 Bankers Trust Corporation, Provost and Professor
                                                 of Mathematics at Duke University, a director of
                                                 Research Triangle Institute, Raleigh, N.C., and a
                                                 Professor of Mathematics at Harvard University.
                                                 Oversees 31 portfolios in the OppenheimerFunds
                                                 complex.

BENJAMIN LIPSTEIN,                               Professor Emeritus of Marketing, Stern Graduate
Trustee (since 1981)                             School of Business Administration, New York
Age: 79                                          University. Oversees 31 portfolios in the
                                                 OppenheimerFunds complex.

JOEL W. MOTLEY,                                  Director (January 2002-present), Columbia Equity
Trustee (since                                   Financial Corp. (privately-held financial
October 15, 2002)                                adviser); Managing Director (January
Age: 50                                          2002-present), Carmona Motley Inc. (privately-held
                                                 financial adviser). Formerly he held the following
                                                 positions: Managing Director (January
                                                 1998-December 2001), Carmona Motley Hoffman Inc.
                                                 (privately-held financial adviser); Managing
                                                 Director (January 1992-December 1997), Carmona
                                                 Motley & Co. (privately-held financial adviser).
                                                 Oversees 31 portfolios in the OppenheimerFunds
                                                 complex.

ELIZABETH B. MOYNIHAN,                           Author and architectural historian; a trustee of
Trustee (since 1992)                             the Freer Gallery of Art and Arthur M. Sackler
Age: 72                                          Gallery (Smithsonian Institute), Trustees Council
                                                 of the National Building Museum; a member of the
                                                 Trustees Council, Preservation League of New York
                                                 State. Oversees 31 portfolios in the
                                                 OppenheimerFunds complex.


KENNETH A. RANDALL,                              A director of Dominion Resources, Inc. (electric
Trustee (since 1981)                             utility holding company) and Prime Retail, Inc.
Age: 75                                          (real estate investment trust); formerly a
                                                 director of Dominion Energy, Inc. (electric power
                                                 and oil & gas producer), President and Chief
                                                 Executive Officer of The Conference Board, Inc.
                                                 (international economic and business research) and
                                                 a director of Lumbermens Mutual Casualty Company,
                                                 American Motorists Insurance Company and American
                                                 Manufacturers Mutual Insurance Company. Oversees
                                                 31 portfolios in the OppenheimerFunds complex.

1. The address of each Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924.
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.


                                        35 OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Continued
---------------------------------------------------------------------------------------------------
EDWARD V. REGAN,                                 President, Baruch College, CUNY; a director of
Trustee (since 1993)                             RBAsset (real estate manager); a director of
Age: 72                                          OffitBank; formerly Trustee, Financial Accounting
                                                 Foundation (FASB and GASB), Senior Fellow of
                                                 Jerome Levy Economics Institute, Bard College,
                                                 Chairman of Municipal Assistance Corporation for
                                                 the City of New York, New York State Comptroller
                                                 and Trustee of New York State and Local Retirement
                                                 Fund. Oversees 31 investment companies in the
                                                 OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,                        Chairman (since 1993) of The Directorship Search
Trustee (since 1989)                             Group, Inc. (corporate governance consulting and
Age: 70                                          executive recruiting); a life trustee of
                                                 International House (non-profit educational
                                                 organization), and a trustee (since 1996) of the
                                                 Greenwich Historical Society. Oversees 31
                                                 portfolios in the OppenheimerFunds complex.

CLAYTON K. YEUTTER, Trustee (since 1991)         Of Counsel (since 1993), Hogan & Hartson (a law
Age: 71                                          firm). Other directorships: Caterpillar, Inc.
                                                 (since 1993) and Weyerhaeuser Co. (since 1999).
                                                 Oversees 31 portfolios in the OppenheimerFunds
                                                 complex.

===================================================================================================
INTERESTED TRUSTEE AND OFFICER

JOHN V. MURPHY,(3,4)                             Chairman, Chief Executive Officer and director
President and Trustee,                           (since June 2001) and President (since September
Trustee (since October 2001)                     2000) of the Manager; President and a director or
Age: 53                                          trustee of other Oppenheimer funds; President and
                                                 a director (since July 2001) of Oppenheimer
                                                 Acquisition Corp. (the Manager's parent holding
                                                 company) and of Oppenheimer Partnership Holdings,
                                                 Inc. (a holding company subsidiary of the
                                                 Manager); a director (since November 2001) of
                                                 OppenheimerFunds Distributor, Inc. (a subsidiary
                                                 of the Manager); Chairman and a director (since
                                                 July 2001) of Shareholder Services, Inc. and of
                                                 Shareholder Financial Services, Inc. (transfer
                                                 agent subsidiaries of the Manager); President and
                                                 a director (since July 2001) of OppenheimerFunds
                                                 Legacy Program (a charitable trust program
                                                 established by the Manager); a director of the
                                                 investment advisory subsidiaries of the Manager:
                                                 OFI Institutional Asset Management, Inc. and
                                                 Centennial Asset Management Corporation (since
                                                 November 2001), HarbourView Asset Management
                                                 Corporation and OFI Private Investments, Inc.
                                                 (since July 2001); President (since November 1,
                                                 2001) and a director (since July 2001) of
                                                 Oppenheimer Real Asset Management, Inc.; a
                                                 director (since November 2001) of Trinity
                                                 Investment Management Corp. and Tremont Advisers,
                                                 Inc. (Investment advisory affiliates of the
                                                 Manager); Executive Vice President (since February
                                                 1997) of Massachusetts Mutual Life Insurance
                                                 Company (the Manager's parent company); a director
                                                 (since June 1995) of DBL Acquisition Corporation;
                                                 formerly, Chief Operating Officer (September
                                                 2000-June 2001) of the Manager; President and
                                                 trustee (November 1999-November 2001) of MML
                                                 Series Investment Fund and MassMutual
                                                 Institutional Funds (open-end investment
                                                 companies); a director (September 1999-August
                                                 2000) of C.M. Life Insurance Company; President,
                                                 Chief Executive Officer and director (September
                                                 1999-August 2000) of MML Bay State Life Insurance
                                                 Company; a director (June 1989-June 1998) of
                                                 Emerald Isle Bancorp and Hibernia Savings Bank (a
                                                 wholly-owned subsidiary of Emerald Isle Bancorp).
                                                 Oversees 69 portfolios in the OppenheimerFunds
                                                 complex.


3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


                                        36 OPPENHEIMER CAPITAL APPRECIATION FUND

================================================================================

OFFICERS(5,6)

JANE PUTNAM,                                     Vice President of the Manager (since October
Vice President                                   1995); an officer of 2 portfolios in the
(since 1995)                                     OppenheimerFunds complex; before joining the
Age: 41                                          Manager in May 1994, she was a portfolio manager
                                                 and equity research analyst for Chemical Bank
                                                 (June 1989-May 1994).

BRIAN W. WIXTED,                                 Senior Vice President and Treasurer (since March
Treasurer, Principal                             1999) of the Manager; Treasurer (since March 1999)
Financial and Accounting                         of HarbourView Asset Management Corporation,
Officer (since April 1999)                       Shareholder Services, Inc., Oppenheimer Real Asset
Age: 42                                          Management Corporation, Shareholder Financial
                                                 Services, Inc., Oppenheimer Partnership Holdings,
                                                 Inc., OFI Private Investments, Inc. (since March
                                                 2000), OppenheimerFunds International Ltd. and
                                                 Oppenheimer Millennium Funds plc (since May 2000)
                                                 and OFI Institutional Asset Management, Inc.
                                                 (since November 2000) (offshore fund management
                                                 subsidiaries of the Manager); Treasurer and Chief
                                                 Financial Officer (since May 2000) of Oppenheimer
                                                 Trust Company (a trust company subsidiary of the
                                                 Manager); Assistant Treasurer (since March 1999)
                                                 of Oppenheimer Acquisition Corp. and
                                                 OppenheimerFunds Legacy Program (since April
                                                 2000); formerly Principal and Chief Operating
                                                 Officer (March 1995-March 1999), Bankers Trust
                                                 Company-Mutual Fund Services Division. An officer
                                                 of 85 portfolios in the OppenheimerFunds complex.

PHILIP F. VOTTIERO,                              Vice President/Fund Accounting of the Manager
Assistant Treasurer (since August 2002)          (since March 2002); formerly Vice
Age: 39                                          President/Corporate Accounting of the Manager
                                                 (July 1999-March 2002) prior to which he was Chief
                                                 Financial Officer at Sovlink Corporation (April
                                                 1996-June 1999). An officer of 72 portfolios in
                                                 the OppenheimerFunds complex.

ROBERT G. ZACK,                                  Senior Vice President (since May 1985) and General
Secretary                                        Counsel (since February 2002) of the Manager;
(since November 2001)                            General Counsel and a director (since November
Age: 54                                          2001) of OppenheimerFunds Distributor, Inc.;
                                                 Senior Vice President and General Counsel (since
                                                 November 2001) of HarbourView Asset Management
                                                 Corporation; Vice President and a director (since
                                                 November 2000) of Oppenheimer Partnership
                                                 Holdings, Inc.; Senior Vice President, General
                                                 Counsel and a director (since November 2001) of
                                                 Shareholder Services, Inc., Shareholder Financial
                                                 Services, Inc., OFI Private Investments, Inc.,
                                                 Oppenheimer Trust Company and OFI Institutional
                                                 Asset Management, Inc.; General Counsel (since
                                                 November 2001) of Centennial Asset Management
                                                 Corporation; a director (since November 2001) of
                                                 Oppenheimer Real Asset Management, Inc.; Assistant
                                                 Secretary and a director (since November 2001) of
                                                 OppenheimerFunds International Ltd.; Vice
                                                 President (since November 2001) of
                                                 OppenheimerFunds Legacy Program; Secretary (since
                                                 November 2001) of Oppenheimer Acquisition Corp.;
                                                 formerly Acting General Counsel (November
                                                 2001-February 2002) and Associate General Counsel
                                                 (May 1981-October 2001) of the Manager; Assistant
                                                 Secretary of Shareholder Services, Inc. (May
                                                 1985-November 2001), Shareholder Financial
                                                 Services, Inc. (November 1989-November 2001);
                                                 OppenheimerFunds International Ltd. and
                                                 Oppenheimer Millennium Funds plc (October
                                                 1997-November 2001). An officer of 85 portfolios
                                                 in the OppenheimerFunds complex.


5. The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Masterson, Vottiero and Wixted and Ms. Ives, whose address is 6803
S. Tucson Way, Centennial, CO 80112-3924.
6. Each Officer serves for an annual term or until his or her resignation, death or removal.


                                        37 OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Continued
----------------------------------------------------------------------------------------------------
KATHERINE P. FELD,                               Vice President and Senior Counsel (since July
Assistant Secretary                              1999) of the Manager; Vice President (since June
(since November 2001)                            1990) of OppenheimerFunds Distributor, Inc.;
Age: 44                                          Director, Vice President and Secretary (since June
                                                 1999) of Centennial Asset Management Corporation;
                                                 Vice President (since 1997) of Oppenheimer Real
                                                 Asset Management, Inc.; formerly Vice President
                                                 and Associate Counsel of the Manager (June
                                                 1990-July 1999). An officer of 85 portfolios in
                                                 the OppenheimerFunds complex.

KATHLEEN T. IVES,                                Vice President and Assistant Counsel (since June
Assistant Secretary                              1998) of the Manager; Vice President (since 1999)
(since November 2001)                            of OppenheimerFunds Distributor, Inc.; Vice
Age: 36                                          President and Assistant Secretary (since 1999) of
                                                 Shareholder Services, Inc.; Assistant Secretary
                                                 (since December 2001) of OppenheimerFunds Legacy
                                                 Program and Shareholder Financial Services, Inc.;
                                                 formerly Assistant Vice President and Assistant
                                                 Counsel of the Manager (August 1997-June 1998);
                                                 Assistant Counsel of the Manager (August
                                                 1994-August 1997). An officer of 85 portfolios in
                                                 the OppenheimerFunds complex.

DENIS R. MOLLEUR,                                Vice President and Senior Counsel of the Manager
Assistant Secretary                              (since July 1999); formerly a Vice President and
(since November 2001)                            Associate Counsel of the Manager (September
Age: 44                                          1995-July 1999). An officer of 82 portfolios in
                                                 the OppenheimerFunds complex.


PHILIP T. MASTERSON,                             Vice President and Assistant Counsel of the
Assistant Secretary                              Manager (since July 1998); formerly, an associate
(since August 2002)                              with Davis, Graham, & Stubbs LLP (January
Age:38                                           1997-June 1998). An officer of 72 portfolios in
                                                 the OppenheimerFunds complex.



THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                                        38 OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMER CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

================================================================================
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.
================================================================================
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.
================================================================================
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT
================================================================================
 INDEPENDENT AUDITORS       KPMG LLP
================================================================================
 LEGAL COUNSEL              Mayer Brown Rowe & Maw

                            OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                            OPPENHEIMERFUNDS DISTRIBUTOR, INC.,
                            498 SEVENTH AVENUE, NEW YORK, NY 10018.

(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.


                                        39 OPPENHEIMER CAPITAL APPRECIATION FUND

PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service


                                        40 OPPENHEIMER CAPITAL APPRECIATION FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

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This joint notice describes the privacy policies of Oppenheimer funds,
OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).


                                        41 OPPENHEIMER CAPITAL APPRECIATION FUND

INFORMATION AND SERVICES
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[GRAPHIC OMITTED]
eDOCSDIRECT

GET THIS REPORT ONLINE!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!!

Sign up for EDOCS DIRECT today at
WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
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PHONELINK(1) and GENERAL INFORMATION
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
WRITTEN CORRESPONDENCE AND TRANSACTION REQUESTS
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

FOR OVERNIGHT DELIVERY
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
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TICKER SYMBOLS
Class A: OPTFX  Class B: OTGBX  Class C: OTFCX  Class N: OTCNX  Class Y: OTCYX
--------------------------------------------------------------------------------

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                              [LOGO OMITTED] OPPENHEIMERFUNDS(R)
                                                               DISTRIBUTOR, INC.

RA0320.001.0802         October 30, 2002